EXHIBIT 99.1

         This Statement on Form 4 is filed by Abrams Capital, LLC and Abrams Capital Partners II, L.P. The principal business address of each of the Reporting Persons is 222 Berkeley Street, 22nd Floor, Boston, MA 02116.

         Name of Designated Filer: Abrams Capital, LLC

         Date of Event Requiring Statement: August 6, 2004

         Issuer Name and Ticker or Trading Symbol: Global Signal Inc. (GSL)

                                                ABRAMS CAPITAL, LLC

                                                     /s/ David Abrams
                                                --------------------------------
                                                By:  David Abrams
                                                     ---------------------------
                                                Its: Managing Member
                                                     ---------------------------


                                                ABRAMS CAPITAL PARTNERS II, L.P.

                                                By: ABRAMS CAPITAL, LLC,
                                                    its General Partner

                                                     /s/ David Abrams
                                                --------------------------------
                                                By:  David Abrams
                                                     ---------------------------
                                                Its: Managing Member
                                                     ---------------------------

                                                WHITECREST PARTNERS, L.P.

                                                By: ABRAMS CAPITAL, LLC,
                                                    its General Partner

                                                     /s/ David Abrams
                                                --------------------------------
                                                By:  David Abrams
                                                     ---------------------------
                                                Its: Managing Member
                                                     ---------------------------

                                                ABRAMS CAPITAL PARTNERS I, L.P.

                                                By: ABRAMS CAPITAL, LLC,
                                                    its General Partner

                                                     /s/ David Abrams
                                                --------------------------------
                                                By:  David Abrams
                                                     ---------------------------
                                                Its: Managing Member
                                                     ---------------------------